Exhibit 10.5

AMENDMENT TO FUTURE ADVANCE MORTGAGE

This AMENDMENT TO FUTURE ADVANCE MORTGAGE (this “Amendment”) is dated effective July 19, 2023 (the “Effective Date”), from Alliance Cloud Services, LLC a Delaware limited liability company, whose address for notice is 11411 Southern Highlands Pkwy #240, Las Vegas, Nevada 89141 (“Mortgagor”), to JGB Collateral LLC, as Agent (as hereinafter defined) on behalf of itself, the Lenders, whose address for notice is 246 Post Road East, 2nd Floor, Westport, CT 06880, Attn: Vincent Vacco (together with its successors and assigns in such capacity, “Mortgagee”).

RECITALS:

A.       Mortgagor, as a borrower, the other borrowers and guarantors a party thereto, the financial institutions from time to time party thereto (the “Lenders”) and Mortgagee, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), executed that certain Loan and Guaranty Agreement dated as of November 7, 2022 (as amended on July 19, 2023 and as may be subsequently amended, amended and restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, upon the terms and conditions stated therein, the Lenders agreed to make loans and other extensions of credit to Mortgagor;

B.       The Loan Agreement is secured by, among other things, that certain Future Advance Mortgage from Mortgagor to Mortgagee with respect to the real property identified on Exhibit A for the benefit of the Lenders recorded in the with the Register of Deeds of Cass County, State of Michigan in Liber: 1225, Page: 2051 (as amended, supplemented, and otherwise modified prior to the date hereof, collectively, the “Existing Mortgage”; the Existing Mortgage as amended hereby, as the same may from time to time be further amended, supplemented or otherwise modified, the “Mortgage”);

C.       The Mortgagor and the Mortgagee desire to amend the Existing Mortgage.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:

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Article I
DEFINED TERMS

1.1          Defined Terms.

(a)       Any capitalized term used in this Amendment and not defined in this Amendment shall have the meaning assigned to such term in the Existing Mortgage, and if not in the Existing Mortgage, in the Loan Agreement.

(b)       All references in the Existing Mortgage to “this Mortgage,” as defined in the Existing Mortgage shall mean the Existing Mortgage as amended by this Amendment, as the same may from time to time be further amended, supplemented or otherwise modified.

Article II

AMENDMENTS to mortgage

2.1          Amendments. Section 1(a) of the Existing Mortgage is amended and restated in its entirety as follows:

“Payment of loans, advances (including future advances) and/or other credit facilities made or to be made by JGB CAPITAL, LP, a Delaware limited partnership, JGB PARTNERS, LP, a Delaware limited partnership, and JGB (CAYMAN) BUCKEYE LTD., a Cayman Islands exempted company, and any other lender from time to time party to the Loan Agreement (defined below) (collectively, “Lenders,” and each a “Lender”) in the aggregate principal amount of $24,326,222.00 according to a certain amended and restated promissory note dated on or about July 19, 2023, as amended, restated and/or replaced from time to time (the “Note”), together with interest thereon and other sums owing or to become owing in connection therewith, including but not limited to, the Loan and Guaranty Agreement, dated as of November 7, 2022, by and among JGB Agent, Lender, Mortgagor, AULT ALLIANCE, INC. (F/K/A BITNILE HOLDINGS, INC.), a Delaware corporation (“Borrower Representative”). THIRD AVENUE APARTMENTS, LLC, a Delaware limited liability company (the “Florida Property Owner”), BITNILE, INC., a Nevada corporation (“BitNile”) and AULT AVIATION, LLC, a Nevada limited liability company (“Aviation” and together with Borrower Representative, Florida Property Owner, Mortgagor, and each other person from time to time party hereto as a borrower, collectively, “Borrowers” and each, a “Borrower”), among others, as amended pursuant to that certain First Amendment and Joinder to Loan and Guaranty Agreement, dated July 19, 2023, and as it may be subsequently amended or amended and restated from time to time (the “Loan Agreement”); but specifically excluding the obligations of AULT LENDING, LLC, a California limited liability company, AULT & COMPANY, INC., a Delaware corporation, and MILTON “TODD” AULT III, a natural person, under the Loan Agreement.”

Article III
Representations, Warranties and Covenants

Without limiting the representations, warranties, covenants and agreements contained in the Loan Agreement, the Existing Mortgage or any of the Loan Documents, Mortgagor hereby represents, warrants and covenants as follows:

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3.1          General Representations, Warranties and Covenants.

(a)       Mortgagor affirms the representations, warranties, covenants and agreements in the Existing Mortgage.

(b)       Mortgagor shall cure promptly any defects in the execution and delivery of this Amendment. Mortgagor at Mortgagor’s expense will promptly execute and deliver to Mortgagee upon reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Mortgagor in the Existing Mortgage and this Amendment or to further evidence and more fully describe the Mortgaged Properties, or to correct any omissions in this instrument, or more fully to state the security obligations set out in the Existing Mortgage or this Amendment, or to perfect, protect and, or, preserve any Lien or security interest created in the Existing Mortgage or this Amendment, or to make any recordings, or to file any notices, or obtain any consents, all as may be necessary or appropriate in connection with any thereof. Mortgagor shall pay for all reasonable and documented costs of preparing, recording and releasing any of the above.

(c)       Mortgagee’s execution and delivery of this Amendment is not intended to, and shall not be construed as, a waiver or estoppel of any of Mortgagee’s rights or remedies under the Existing Mortgage as amended hereby.

Article IV
Miscellaneous

4.1          Instrument Construction. The rights and authority granted to Mortgagee herein may be enforced and asserted by Mortgagee in accordance with the laws of the State of Michigan.

4.2          Amendment and Ratification. This Amendment shall be considered as an amendment and ratification of the Existing Mortgage, and the Existing Mortgage, as expressly amended, is hereby ratified, approved and confirmed by the Mortgagor in every respect. Each of the parties hereto adopt by reference and incorporate herein all of the terms and conditions of the Existing Mortgage. This Amendment shall not constitute or be deemed to be a novation or discharge of the Existing Mortgage or any Obligations secured thereby. All liens and security interests created, extended or renewed by the Existing Mortgage are hereby extended, renewed and carried forward by this Amendment and incorporated herein. All references to the Existing Mortgage in any documents heretofore and hereafter executed shall be deemed to refer to the Existing Mortgage as amended hereby.

4.3          Time. Time shall be of the essence in this Amendment.

4.4          Counterparts. This Amendment is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

4.5          Governing Law. Section 30 of the Existing Mortgage is incorporated herein by reference and made a part of hereof.

[Signature page follows]

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IN WITNESS WHEREOF, this Amendment is executed as of the date written in the acknowledgement block below, but effective for all purposes as of the Effective Date.

MORTGAGOR:

ALLIANCE CLOUD SERVICES, LLC,
a Delaware limited liability company

	By:	Alliance Cloud Management, LLC,
its manager

	By:	AC Management, Inc.,
its managing member

By:
Name:
Title:

STATE OF		)

)SS:

COUNTY OF		)

Acknowledged before me in _____________________ County,____________________ this ____ day of July, 2023, by _________, the __________ of AC Management, Inc., who is personally known to me or who provided her/his driver’s license as identification.

Name: _______________________________________

Notary Public, ___________ of _______,

County of ___________

My Commission expires: ________________________

Acting in the County of _________________________

Signature Page to Amendment to Mortgage

MORTGAGEE:

JGB COLLATERAL, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:
Name:
Title:

STATE OF		)

)SS:

COUNTY OF		)

Acknowledged before me in _____________________ County,____________________ this ____ day of July, 2023, by _________, the __________ of JGB Management, Inc. who is personally known to me or who provided her/his driver’s license as identification.

Name: _______________________________________

Notary Public, ___________ of _______,

County of ___________

My Commission expires: ________________________

Acting in the County of _________________________

This instrument drafted by and after

recording return to:

Haynes and Boone, LLP

30 Rockefeller Center, 26th Floor

New York, NY 10112

Attn: Greg Kramer

Signature Page to Amendment to Mortgage

Exhibit A

Legal Description:

Land Situated in the State of Michigan, County of Cass, City of Dowagiac.

Parcel 1

That part of the Northwest fractional 1/4 and that part of the Northeast 1/4 of fractional Section 31, Township 5 South, Range 15 West, described as: Beginning at the Southeast corner of Lot 9, Dr. McMaster's Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records; said beginning point being 414.80 feet West of and 66.00 feet North of the center of said Section 31; thence South 35 degrees 52 minutes 38 seconds West, 40.73 feet to the North line of Prairie Ronde Boulevard (formerly Boulevard Street); thence West on said North line, 186.57 feet to the East line of Louise Avenue; thence North 00 degrees 39 minutes 27 seconds West (deeded North 00 degrees 53 minutes 00 seconds West) on said East line, 918.86 feet to the South line of an alley; thence East on the South line of said alley, 132.00 feet; thence North 00 degrees 39 minutes 27 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 208.00 feet to the South line of Lot 104 of said Addition; thence West on the South line of Lots 104 and 103 of said Addition, 132.00 feet; thence North 00 degrees 39 minutes 27 seconds West (deeded North 00 degrees 53 minutes 00 seconds West) on the East line of Louise Avenue, 194.00 feet to the North line of Columbus Street of said Addition; thence West 8.04 feet to a point being 24.75 feet East of the West line of the East 1/2 of the East 1/2 of the Northwest fractional 1/4 of said Section; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 75.00 feet; thence East 140.26 feet; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 90.00 feet; thence West 140.26 feet; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 783.79 feet to the North line of the South 1/2 of the Northeast 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 31; thence South 89 degrees 55 minutes 28 seconds East, on said North line, 627.11 feet (deeded South 89 degrees 57 minutes 00 seconds East, 633.59 feet) to the North and South 1/4 line of said Section 31; thence South 00 degrees 45 minutes 32 seconds East on said North and South 1/4 line, 675.18 feet (deeded South 00 degrees 53 minutes 00 seconds East, 676.26 feet); thence South 54 degrees 26 minutes 25 seconds East, 595.92 feet (deeded South 54 degrees 37 minutes 00 seconds East, 596.45 feet) to the Westerly line of West Railroad Street; thence South 35 degrees 52 minutes 38 seconds West on said Westerly line, 1,498.23 feet (deeded South 35 degrees 44 minutes 00 seconds West, 1,496.47 feet) to the Point of Beginning.

The above-described land includes Lots 9, 10, 19 to 23, inclusive, 36 to 39, inclusive, Dr. McMaster's Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records. ALSO Lots 52 to 63, inclusive, Lots 72 to 78, inclusive, Lots 89 to 94, inclusive, Lots 103 to 112, inclusive, Dr. McMaster's Second Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 32, Cass County Records. ALSO INCLUDING, the vacated streets in said Additions lying East of Louise Avenue, and the vacated alley lying between Lots 73 and 78 of said Second Addition.

APN/Parcel ID: 14-160-200-664-00

Address: 415 East Prairie Ronde Street (Provided for Reference Only)

Parcel 2

Beginning at a point 108.00 feet North of the intersection of the centerline of Columbus Street and the centerline of Louise Avenue in the City of Dowagiac, in the Northwest 1/4 of Section 31, Township 5 South, Range 15 West; thence North on the centerline of Louise Avenue extended, 90.00 feet; thence South 89 degrees 14 minutes 00 seconds East parallel to Columbus Street, 165.00 feet; thence South 90.00 feet; thence North 89 degrees 14 minutes 00 seconds West, 165.00 feet to the Place of Beginning, EXCEPT the West 24.75 feet thereof.

APN/Parcel ID: 14-160-200-126-40

Address: 404 Louise Avenue (Provided for Reference Only)

Combined Surveyed Legal

That part of the North 1/2 of Section 31, Township 5 South, Range 15 West, City of Dowagiac, described land includes Lots 9, 10, 19 to 23, inclusive, Lots 36 to 39, inclusive, of Dr. McMaster's Addition, according to the plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records, AND ALSO Lots 52 to 63, inclusive, Lots 72 to 78, inclusive, Lots 89 to 94, inclusive, Lots 103 to 112, inclusive, of Dr. McMaster's Second Addition, according to the plat thereof, as recorded in Liber 1 of Plats, Page 32, Cass County Records, ALSO INCLUDING the vacated streets in said Additions lying East of Louise Avenue, and the vacated alley lying between Lots 73 and 78 of said Second Addition, more particularly described as: Beginning at the Southeast corner of Lot 9, Dr. McMaster's Addition to the City of Dowagiac, according to the plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records; said beginning point being 414.82 feet West of and 66.00 feet North of the center of said Section 31; thence along the Northwesterly boundary of West Railroad Street, South 35 degrees 54 minutes 52 seconds West 40.80 feet to a chiseled X found on the North line of Prairie Ronde Street; thence West on said North line 186.48 feet to a bar and cap (54431) set on the East line of Louise Avenue; thence North 00 degrees 39 minutes 27 seconds West on said East line 918.86 feet to a found MAG nail on the South line of a vacated alley; thence South 89 degrees 46 minutes 37 seconds East on the South line of said vacated alley 132.26 feet to a found MAG nail; thence North 00 degrees 41 minutes 13 seconds West 208.00 feet to a concrete monument found on the South line of Lot 104 of said Second Addition; thence North 89 degrees 33 minutes 08 seconds West on the South line of Lots 104 and 103 of said Second Addition 132.10 feet to a found concrete monument; thence North 00 degrees 40 minutes 37 seconds West on the East line of Louise Avenue 193.53 feet to a bar and cap (38117) on the North line of Columbus Street of said Second Addition; thence West 8.04 feet to a bar and cap (38117) found on the East line of Louise Avenue; thence North 00 degrees 31 minutes 32 seconds West 948.71 feet on the East line of Louise Avenue to the North line of the South 1/2 of the Northeast 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 31; thence South 89 degrees 55 minutes 32 seconds East on said North line 627.01 feet to the North and South 1/4 line of said Section 31; thence South 00 degrees 45 minutes 00 seconds East on said North and South 1/4 line 675.86 feet; thence South 54 degrees 23 minutes 41 seconds East 596.23 feet to a concrete monument found on the Westerly line of West Railroad Street; thence South 35 degrees 54 minutes 52 seconds West on said Westerly line 1,497.35 feet to the Point of Beginning.